EXHIBIT 10.35

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (*Denotes Omission)
EXHIBIT 10.35 (REDACTED)

                           SERVICES AGREEMENT BETWEEN
                        *****, INC. AND IMPROVENET, INC.
                             DATED DECEMBER 16, 2002

This Services Agreement ("Agreement") is made and entered into as of December 5th , 2002 (the "Effective Date") by and between *****, Inc. having its principal place of business at ** ******** Drive, Suite ****, **********, ** ****** ("*****"), and ImproveNet, Inc. having its principal place of business at 1286 Oddstad Drive, Redwood City, CA 94063 ("IMPV"). ***** and IMPV are sometimes referred to collectively as the "Parties" and individually as a "Party".

This Agreement is made in contemplation of and expressly conditioned upon the closing of the Agreement and Plan of Merger (the "Merger") dated July 30, 2002 by and between IMPV, eTechLogix, Inc. and IMPV Acquisition, Inc., as amended, and the completion of the Buyback Closing, as described therein, ("Buyback Closing"). The closing of the Merger and the completion of the Buyback Closing are express conditions precedent to the duties of the parties to perform their obligations under this Agreement.

BACKGROUND

*****

*****,  Inc.,  established  in  early  2000,  provides  operational,  strategic,
management  and  marketing  support  to  companies   involved  within  the  Home
Improvement industry.

IMPROVENET

ImproveNet, Inc., a national home improvement service provider since 1996, provides residential remodeling solutions for homeowners, professionals and suppliers. IMPV's "Find-A-Contractor" service matches homeowners' remodeling needs with local, available pre-screened contractors. IMPV's website provides more than 60,000 pages of remodeling advice, design ideas, product information, and budgeting tools.

In consideration of the premises, the mutual covenants contained herein, and other good and valuable consideration, the parties hereby agree as follows:

1.   RIGHTS AND OBLIGATIONS OF THE PARTIES

     1.1  ***** RIGHTS AND OBLIGATIONS

          1.1.1   CONTRACTOR  MATCHING  OPERATION.  ***** shall use commercially reasonable good faith efforts to operate and manage the Contractor Matching Operation as set forth on Exhibit A. ***** will properly staff and oversee all Exclusive Personnel as described in Section 1.1.11 and identified on Exhibit B. The performance schedule set forth on Exhibit A provides targeted monthly revenue projections for the Contractor Matching Operation that are for guidance purposes only and are not binding on the Parties.

          1.1.2 USE OF CORE OPERATIONAL ASSETS. For the duration of this contract or until the right of termination as set forth in section 1.2.3 or 1.2.6 is exercised. IMPV will give ***** "Exclusive Rights" (as described in Section 1.2.1) to utilize the Core Operational Assets (as defined in Section 1.2.1) in order to successfully meet the goals, assumptions and operational responsibilities around the Contractor Matching Operation as set forth on Exhibit A. Notwithstanding the foregoing, in the event that the monthly revenue generated by the Contractor Matching Operation fails to total $***,000 in any single calendar month for reasons within the control or cause of *****, the Exclusive Rights granted to ***** under

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                  this   Agreement  may  be  terminated  by  IMPV  in  its  sole
                  discretion.

          1.1.3 OPERATIONAL AND MANAGEMENT CONTROL. ***** reserves the right to retain all decision making power associated with managing the day-to-day operations as they relate to the Contractor Matching Operation as set forth on Exhibit A .

          1.1.4 ***** OPERATIONAL EXPENSES. ***** shall absorb certain costs associated with running the Contractor Matching Operation incurred in Canada, including but not limited to outbound telephone calls, wages and salaries paid to the Exclusive Personnel, rent for office space for the Exclusive Personnel, and other General and Administrative expenses. IMPV shall be responsible for all other operational expenses (as described in Section 1.2.4).

          1.1.5 WEEKLY PAYMENT STRUCTURE. IMPV shall pay to ***** in U.S. dollars an amount equal to **% (****** ***** percent) of Collected Revenue (as defined below) per week to be calculated each Monday for the preceding period from Monday to Sunday and such amount shall be wired to an account designated by ***** no later than the following Wednesday. The cost associated with wiring the funds shall be deducted from the amount due to *****. The term "Collected Revenue" shall mean the total amount of funds actually received by IMPV from contractors directly from and as a result of the Contractor Matching Operation performed by ***** during a weekly period from Monday to Sunday.

          1.1.6 MONTHLY PAYMENT STRUCTURE. At the end of each month, IMPV shall reconcile the aggregated payments paid to ***** under
                  Section 1.1.5 within that particular month. In the event the combined total amount of Collected Revenue for any single calendar month is greater than $***,000 and does not exceed $***,000, IMPV shall pay an additional *.*% of such combined total amount to *****. In the event the combined total amount of Collected Revenue for any single calendar month exceeds $***,000, IMPV shall pay an additional *% of such total amount to *****.

          1.1.7 OTHER SERVICES AND INITIATIVES. ***** shall provide operational support, as mutually agreed upon, with regard to other strategic initiatives identified and entered into by IMPV. In return, ***** shall use its best efforts to immediately notify IMPV of all business opportunities identified by ***** through the operation of ImproveNet's Contractor Matching Operation, which may interest IMPV as they related to IMPV's Contractor Matching Operation. The parties shall use best faith efforts to negotiate mutually beneficial revenue opportunities around such initiatives.

          1.1.8 PROPRIETARY MATERIAL. All Proprietary Material shall be owned by and remain the exclusive property of IMPV. Proprietary Material shall include (i) all data provided to and developed by ***** for the purpose of executing the Contractor Matching Operation, and (ii) IMPV's contractor database, backend systems and homeowner job leads. ***** shall have no claim, ownership or right to such Proprietary Material, and ***** shall maintain confidential all Proprietary Material to be utilized only as necessary for the execution of the Contractor Matching Operation. Upon termination of this Agreement, ***** shall return to IMPV all Proprietary Material including all copies thereof. (Return or provide proof of destruction by affidavit.)

          1.1.9 ***** TERMINATION. ***** may terminate this Agreement in its sole discretion for any reason by providing IMPV a minimum of 180 days written notice. During the 180-day period following delivery of such written notice, (i) IMPV will continue to pay ***** for performance of the Contractor Matching Operation as set forth in Section 1.1.7 and 1.1.8, (ii) ***** shall continue to operate and manage the Contractor Matching Operationas set forth on Exhibit A and Exhibit B), and (iii) ***** shall initiate the Transitional Plan, if applicable, as set forth on Exhibits A, B and C respectively.

          1.1.10 TRANSITIONING THE CONTRACTOR MATCHING OPERATION. ***** shall use its best efforts to effectively transition the Contractor Matching Operation in the event of a termination under Section

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                  1.1.9 of this Agreement,  or as described in the  Transitional
                  Plan as set forth in Exhibit C or upon expiration of the Term of this Agreement.

          1.1.11 EXCLUSIVE PERSONNEL. A minimum of ******** (**) Area Trade Representatives and ***** (*) Pro Service Support Personnel shall be employed by ***** during the Term of this Agreement to exclusively carry out the Contractor Matching Operational initiatives as set forth on Exhibit A (the "Exclusive Personnel"). Such Exclusive Personnel are prohibited from performing services for any other ***** initiatives, clients or engagements unless mutually agreed upon in writing by the Parties. The identities of the Area Trade Representatives and Pro Service Support Personnel are set forth on Exhibit B. In the event a vacancy in those positions is created by the departure of any such persons or if fulfillment of the obligations of the Contractor Matching Operations requires additional personnel, ***** shall provide qualified personnel for such positions so that the Exclusive Personnel meet the requirements of this Section 1.1.11. All Exclusive Personnel shall be required to execute the IMPV Nondisclosure Agreement ("NDA") in form as set forth on Exhibit D.

          1.1.12 REPORTING. ***** shall provide regular reporting to IMPV regarding the Contractor Matching Operation, which reports shall include but not be limited to the (i) status and activity regarding the Exclusive Personnel, (ii) telephones, fax and email usage, sales activity, associated expenses, disputes involving IMPV contractors and (iii) information regarding other activities involving the Contractor Matching Operation as mutually agreed upon by the Parties.

          1.1.13 EXCLUSIVITY. During the term hereof, ***** will be prohibited from entering into agreements with any other party involved in Contractor Matching Operation similar to those of IMPV unless written consent has been provided by IMPV. Notwithstanding the foregoing, IMPV hereby grants its consent to the engagement of ***** under the existing agreements with **************, ****** **** ********, ******* ******, and *****.

          1.1.14  IMPV PERSONNEL.  With regard to IMPV personnel as set forth in section 1.2.2 hereafter, ***** shall provide work stations for the staff members and access to the ***** office during normal business hours. ***** personnel shall be available upon reasonable notice to communicate with the IMPV staff members regarding matters related to their specific functions. ***** shall have no other obligations regarding the staff members. Upon written agreement, the parties may increase the scope of this Section 1.1.14.

          1.1.15 MEETINGS AND STRATEGY. ***** shall meet with IMPV once per quarter, telephonically or in person at the IMPV principal place of business, to discuss current issues, strategy, and potential enhancements to the Contractor Matching Operation.

     1.2  IMPV RIGHTS AND OBLIGATIONS

          1.2.1 CORE OPERATIONAL ASSET AND EXCLUSIVE RIGHTS. IMPV hereby grants to ***** exclusive rights to use the Core Operational Assets for the express purpose of carrying out the Contractor Matching Operation contemplated by the operational flow chart set forth on Exhibit A ("Exclusive Right") during the term of this Agreement. IMPV shall maintain ownership of The Core Operational Assets and the Core Operational Assets shall be deemed IMPV's Proprietary Material as set forth in Section
                  1.1.10. The Core Operational Assets shall include IMPV's (i) database of contractors (ii) home improvement leads and (iii) the backend system currently maintained and administered by IMPV.

          1.2.2 IMPV PERSONNEL. IMPV shall have the right to have two members of its staff officed in *****'s corporate offices in Canada. At least one of the staff members of IMPV shall be an engineer whose primary function will be to maintain the backend system of IMPV. The second staff member may be designated for business development. The obligations of ***** regarding the

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                  IMPV  staff  members  are set forth in  Section  1.1.14.  Upon written agreement,  the parties may increase the scope of this
                  Section 1.2.2.

          1.2.3 AUDIT RIGHTS. IMPV may perform, from time to time, audits of *****'s records related in any way to the Contractor Matching Operation, provided that any audit will be conducted during *****'s normal business hours. The cost of any such audit shall be the sole responsibility of IMPV unless it is determined that the reporting provided by ***** to IMPV as set forth in Section 1.1.12 is materially different from the information identified in an audit.

          1.2.4 IMPV OPERATIONAL EXPENSES. IMPV shall pay all expenses associated with running the Contractor Matching Operation, other than the expenses paid by ***** as set forth in Section 1.1.4, including but not limited to (i) technology and engineering associated with IMPV's backend system, (ii) all inbound telephone, fax and email communications to IMPV contractors and homeowners, (iii) all marketing expenses including lead generation, (iv) accounting and (v) payments to ***** as set forth in Sections 1.15 and 1.16. ***** shall be responsible for all other related operational expenses as set forth in Section 1.1.4.

          1.2.5 IMPV TERMINATION. IMPV may terminate this Agreement in its sole discretion for any reason by providing ***** a minimum of 90 days written notice. During the 90-day period following the delivery of such written notice, (i) IMPV will continue to pay ***** as set forth in Sections 1.1.7 and 1.1.8, (ii) ***** shall continue to operate the Contractor Matching Operation, manage and retain Exclusive Personnel and (iii) initiate the Transitional Plan, if applicable, as set forth in Exhibits A, B and C respectively.

          1.2.6 MEETING & STRATEGY. IMPV shall meet with ***** at least once per quarter, telephonically or in person at IMPV's principal place of business, to discuss operations and strategy for the following quarter .

2.   EFFECTIVE DATE

     2.1 EFFECTIVE DATE: The Effective Date of this Agreement shall be the first day following the date of the completion of the Buyback Closing as set forth in the Agreement and Plan of Merger by and between IMPV, eTechLogix, Inc., and IMPV Acquisition, Inc. IMPV dated July 30, 2002, as amended. The closing of the Merger and the completion of the Buyback Closing are express conditions precedent to the Effective Date and to the duties of the parties to perform their obligations under this Agreement.

3.   REPRESENTATIONS AND WARRANTIES

     Each Party hereby represents and warrants as follows: (i) it has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof, (ii) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, (iii) this Agreement is a legal and valid obligation binding upon such Party and enforceable according to its terms, (iv) the execution, delivery and performance of this Agreement by a Party does not conflict with any agreement to which such Party is a party or by which it may be bound by this Agreement.

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4.   LIMITATION OF LIABILITY

     a. The representations, warranties, agreements, and indemnities of ***** and IMPV set forth in this Agreement shall survive the termination of this Agreement except as expressly provided in Section 4(b).

     b. No party shall have any liability under this Agreement to indemnify (collectively the "Business Indemnities"), in each case unless the indemnifying party receives notice in writing from the other of such claim under said indemnity on or before the one-year anniversary following the termination of this Agreement. The foregoing limitations shall not apply to any breaches of or obligations to comply with any of the other provisions of this Agreement, regardless of whether such breach or obligation also constitutes a breach or obligation under any of the provisions specifically listed in this Section 4(b).

     c. For purposes of this Section 4(c), a party making a claim for indemnity under Section 5 is hereinafter referred to as an "Indemnified Party" and the party against whom such claim is asserted is hereinafter referred to as the "Indemnifying Party." All claims by any Indemnified Party under Section 5 hereof shall be asserted and resolved in accordance with the following provisions. If any claim or demand for which an Indemnifying Party would be liable to an Indemnified Party is asserted against or sought to be collected from such Indemnified Party by such third party, said Indemnified Party shall with reasonable promptness notify in writing the Indemnifying Party of such claim or demand stating with reasonable specificity the circumstances of the Indemnified Party's claim for indemnification; PROVIDED, HOWEVER, that any failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are actually prejudiced or to the extent that any applicable period set forth in this Section 4(c) has expired without such notice being given. After receipt by the Indemnifying Party of such notice, then upon reasonable notice from the Indemnifying Party to the Indemnified Party, or upon the request of the Indemnified Party, the Indemnifying Party shall defend, manage and conduct any proceedings, negotiations or communications involving any claimant whose claim is the subject of the Indemnified Party's notice to the Indemnifying Party as set forth above, and shall take all actions necessary, including but not limited to the posting of such bond or other security as may be required by any Governmental
          Authority, so as to enable the claim to be defended against or resolved without expense or other action by the Indemnified Party. Upon request of the Indemnifying Party, the Indemnified Party shall, to the extent it may legally do so and to the extent that it is compensated in advance by the Indemnifying Party for any costs and expenses thereby incurred,

               i. take such action as the Indemnifying Party may reasonably request in connection with such action,

               ii. allow the Indemnifying Party to dispute such action in the name of the Indemnified Party and to conduct a defense to such action on behalf of the Indemnified Party, and

               iii. render to the Indemnifying  Party all such assistance as the
                    Indemnifying Party may reasonably request in connection with such dispute and defense.

5.   INDEMNIFICATION

     a. INDEMNIFICATION BY IMPV. IMPV shall indemnify and hold harmless *****, and its successors, officers, directors and employees harmless from and against any and all Losses (as defined below), arising out of, resulting from or in any way related to a breach of this Agreement by IMPV.

     b. INDEMNIFICATION BY *****. ***** shall indemnify and hold harmless IMPV, and its successors, officers, directors and employees harmless from and against any and all Losses (as defined below), arising out of, resulting from or in any way related to a breach of this Agreement by ***** .

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     c.   LOSSES.  "Losses"  shall mean all  losses,  costs  (including  without limitation attorney's fees), claims, liabilities, damages, lawsuits, demands and expenses (whether or not arising out of third party claims) including without limitation, interest, penalties, costs of litigation and all amounts paid in the investigation, defense or settlement of any of the foregoing.

     d. PROCEDURE. In the event of an indemnified claim hereunder, the indemnified Party shall give the indemnifying Party prompt notice in writing of the claim and the indemnifying Party shall have sole control over its defense or settlement. The indemnified Party shall have the right at its own cost and expense to employ separate counsel and participate in the defense of any claim or action.

6.   CONFIDENTIALITY

     a. OBLIGATIONS. Each Party acknowledges that the other Party will receive or have access to Confidential Information of such Party. Each Party will use at least the same degree of care to prevent disclosing to third parties the Confidential Information of the other Party as it employs to avoid unauthorized disclosure, publication or dissemination of its own information of a similar nature, but in no event less than a reasonable standard of care. A Party may disclose Confidential Information of the other Party to third parties performing services hereunder where (i) the use of such Confidential Information by such third party is authorized under this Agreement, (ii) such disclosure is reasonably necessary to or otherwise naturally occurs in that entity's scope of responsibility, and (iii) the disclosure is in accordance with the terms and conditions of this Agreement. Neither Party will (1) make any use or copies of the Confidential Information of the other Party except as necessary to perform its obligations under this Agreement, (2) acquire any right in or assert any lien against the Confidential Information of the other Party, or (3) refuse for any reason (including a default or material breach of this Agreement by the other Party) to promptly provide the other Party's Confidential Information (including all copies thereof) to it if requested in writing to do so. Upon the expiration or termination for any reason of this Agreement and the concomitant completion of a Party's obligations under this Agreement, each Party shall (except as otherwise provided in this Agreement), return or destroy, as the other Party may direct, all documentation in any medium that contains, refers to, or relates to the other Party's Confidential Information, except for archival backup of the recipient's information. In addition, the Parties shall take reasonable steps to ensure that their respective employees comply with these confidentiality provisions.

     b. NON-APPLICATION. The obligations of this Article 6 will not apply to any particular information which the receiving Party can demonstrate:
          (i) was, at the time of disclosure to it, in the public domain; (ii) after disclosure to it, is published or otherwise becomes part of the public domain through no fault of the receiving Party; (iii) was rightfully in the possession of the receiving Party at the time of disclosure to it; (iv) is received from a third Party who had a lawful right to disclose such information to it; or (v) was independently developed by the receiving Party without reference to Confidential Information of the furnishing Party. In addition, a Party shall not be considered to have breached its obligations under this section for disclosing Confidential Information of the other Party as required to satisfy any legal demand of a government, judicial or administrative body; PROVIDED, HOWEVER, that, promptly upon receiving any such request and to the extent that it may legally do so, such Party advises the other Party so that the other Party may take appropriate actions in response to the demand.

     c. NOTICE. In the event of any disclosure or loss of, or inability to account for, any Confidential Information of the furnishing Party, the receiving Party will notify the furnishing party promptly upon the occurrence of any such event.

     d. NO RIGHTS OR LICENSE. Nothing contained in this Agreement shall be construed as obligating a Party to disclose its Confidential Information to the other Party, or as granting to or conferring on a Party, expressly or impliedly, any rights or license to the Confidential Information of the other Party.

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     e.   USE OF  SERVICES  OR  PRODUCTS.  Nothing  in this  Agreement  shall be construed to prevent either Party from obtaining, developing or using services or products itself or provided by a third party as permitted by this Agreement which are similar or competitive with the services and/or products furnished under this Agreement or from using ideas, concepts, expressions, skills or experience possessed by either Party prior to, or developed or learned by either Party in the performance of this Agreement, except to the extent inconsistent with the terms of this Agreement.

7.   TERM AND TERMINATION

     a. TERM. The term of the Agreement (the "Term") shall commence on the Effective Date (as set forth in Section 2.1) and shall terminate on the date that is 2 (two) years following the Effective Date unless terminated sooner by either Party under the provisions of Sections
          1.2.5 and 1.1.9 or by mutual written consent of the Parties.

     b. TERMINATION FOR CAUSE. If either party breaches a material provision of this Agreement, the other Party shall have the right to terminate this Agreement in the event the breaching party fails to remedy such breach within 30 (thirty) calendar days following receipt of written notice from the non-breaching Party describing, with particularity, such breach.

     c. SURVIVAL. Sections 7, 8, 9, and 10 shall survive any expiration or termination of this Agreement.

8.   DISPUTE RESOLUTION

     a. DISPUTE RESOLUTION PROCEDURE. The parties agree to use the alternate dispute resolution procedure set forth herein as the sole means of resolving all claims between the parties arising from or under this Agreement (a "PARTY CLAIM"), except where equitable remedies are the only means of effectively protecting the injured party. Consequently, the parties will attempt in good faith to resolve any dispute arising out of, or relating to the Agreement promptly and initially by senior leadership of the parties in the following manner: In the event of a Party Claim, a senior representative for each party shall meet within seven (7) days of a written notification of such Party Claim at a location to be selected by the parties to attempt a resolution. If no resolution of the Party Claim occurs at this meeting, the two representatives shall, within seven (7) days of such meeting, refer the matter to the next highest level of management for each party, which individuals shall have the authority to settle the Party Claim. The referring representatives shall promptly prepare and exchange memoranda stating the issues in the Party Claim and each other's position on the merits, summarizing the negotiations which have taken place and attaching relevant documents. If the parties are unable to resolve the Party Claim within the timeframe set forth above, and either or both are unwilling to continue negotiations, the Party Claim shall be promptly referred to and settled by mediation in accordance with the Commercial Mediation Rules of the American Arbitration Association ("AAA"). In the event mediation is unsuccessful, and either or both parties are unwilling to continue negotiations, the Party Claim shall be settled by binding, non-appealable arbitration administered in Phoenix, Arizona in accordance with the American Arbitration Association Rules, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. In the event of a Party Claim, the prevailing party shall be entitled to recovery of its reasonable attorneys' fees and costs. Notwithstanding anything to the contrary contained in this section 11.3, injunctive relief may be sought from and enforced by any court of competent jurisdiction.

9.   GENERAL PROVISIONS

     a. BINDING NATURE AND ASSIGNMENT. This Agreement shall be binding on each of the Parties and its respective successors and permitted assigns. Except as provided below, neither Party may assign this Agreement or any rights or obligations created herewith in whole or in part, directly or indirectly, to any third party without the prior written consent of the other, and any attempt to do so will be void and of no effect. Either Party may assign its rights and obligations under this

          Agreement with the prior written approval of the other Party to (i) a third party that acquires all or substantially all of the assets or stock of the assigning Party (any transfer of a controlling interest in a Party being deemed to be an assignment of this Agreement by such Party for purposes of this Section 12.1), (ii) any subsidiary or Affiliate of the assigning Party, or (iii) a successor in a merger or acquisition of the assigning Party; PROVIDED, HOWEVER, that in no event shall such assignment relieve the assigning Party of any of its obligations under this Agreement. For the purposes of this Section 10.1, any assignment by operation of law or under an order of any court shall be deemed an assignment for which prior written consent is required, and any assignment made without such consent shall be void and of no effect as between the Parties.

     b. ENTIRE AGREEMENT. AMENDMENT. This Agreement constitutes the entire agreement between the Parties, and supersedes all other prior or contemporaneous communications between the Parties (whether written or oral), with respect to the subject matter contained in this Agreement. No modification or amendment of this Agreement shall be effective unless made in a writing executed by both Parties.

     c. NOTICES. All notices required or permitted under this Agreement (other than routine operational communications) shall be in writing and shall be delivered by one of the following means with receipt deemed to be as provided therein: (i) upon receipt if delivered by hand; (ii) one
          (1) day after being sent by an express courier with a reliable system for tracking delivery; (iii) three (3) days after being sent by certified or registered first class mail, postage prepaid and return receipt requested; or (iv) upon confirmed facsimile transmission provided that a copy is also sent by one of the foregoing means. All notices will be addressed as follows:

          In the case of *****:
          *****, Inc.
          ** ****** Drive, Suite ***, *********, ** ******
          Attention: ***** *****

          In the case of IMPV:
          8930 East RainTree Drive suite 300,
          Scottsdale, AZ 85260
          Attention: Homayoon Farsi

          Either Party may change its address from time to time upon written notice to the other Party specifying the effective date of the new address.

     d. HEADINGS. The section headings contained in this Agreement are for reference and convenience only and will not affect the meaning or interpretation of this Agreement.

     e. RELATIONSHIP OF THE PARTIES. Each Party, in furnishing services to the other Party hereunder, is acting as an independent contractor and has the sole right and obligation to supervise, manage, contract, direct, procure, perform or cause to be performed, all services to be performed by such Party under this Agreement. Neither ***** or IMPV is an agent of the other, and this Agreement does not establish any legal partnership, joint venture, or fiduciary relationship between the two Parties. Neither Party has the authority to represent the other Party as to any matters or to bind the other Party except as expressly set forth in this Agreement.

     f. SEVERABILITY. The provisions of this Agreement are independent of and severable from each other, and no provision will be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part. Further, if a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable as written, the court may interpret, construe, rewrite or revise such provision, to the fullest extent allowed by law, so as to make it valid and enforceable, consistent with the intent of the parties hereto.

     g.   WAIVER OF DEFAULT; CUMULATIVE REMEDIES.

          i. A delay or omission by either Party hereto to exercise any right or power under this Agreement shall not be construed to be a waiver thereof. A waiver by either Party under this Agreement will not be effective unless it is in writing and signed by the Party granting the waiver. A waiver by a Party of a right under, or breach of, this Agreement will not be construed to operate as a waiver of any other or successive rights under, or breaches of, this Agreement.

          ii. Except as otherwise expressly provided in this Agreement, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either Party at law, in equity or otherwise. Notwithstanding the foregoing, no payment default by one Party may be offset by a payment due to such Party by the other Party.

     h. THIRD PARTY BENEFICIARIES. This Agreement is entered into solely between, and may be enforced only by, IMPV and *****. This Agreement shall not be deemed to create any rights in any third parties, including any suppliers and customers of a Party, or to create any obligations of a Party to any third parties.

     i. FORCE MAJEURE. No Party shall be liable for any default or delay in the performance of its obligations under this Agreement due to an act of God or other event to the extent that: (i) the non-performing Party is without fault in causing such default or delay; (ii) such default or delay could not have been prevented by reasonable precautions; and
          (iii) such default or delay cannot reasonably be circumvented by the non-performing Party through the use of alternate sources, work around plans or other means.

     j. CHOICE OF LAW. This Agreement, and the rights and duties of the Parties arising from or relating to this Agreement or its subject matter, shall be construed in accordance with the laws of the State of Arizona

     k. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument.

     l. CONSTRUCTION. This Agreement represents the joint drafting efforts of the Parties, and to the extent it was felt necessary, reviewed by the respective legal counsel for the Parties hereto and the rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be applied to the interpretation of the Agreement. No inference in favor of, or against, any party will be drawn from the fact that one party has drafted any portion hereof.

                         [SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the dates indicated below.

ImproveNet, Inc.                        *****, Inc.


------------------------------------    ----------------------------------------
By (sign)                               By (sign)


------------------------------------    ----------------------------------------
Name (Print)                            Name (Print)


------------------------------------    ----------------------------------------
Title                                   Title


------------------------------------    ----------------------------------------
Date                                    Date

                                    EXHIBIT A
                         "CONTRACTOR MATCHING OPERATION"
                                   APPENDIX A

                          ***** OPERATIONAL FLOW CHART










          [CONFIDENTIAL TREATMENT REQUESTED FOR OPERATIONAL FLOW CHART]

                             OPERATIONAL COMPONENTS



OVERALL OBJECTIVES: Build and execute strategic  initiatives geared towards; (1)
                    increasing  contractor  satisfaction,  (2) increasing  match rate, (3) increasing win rate, (4) increasing depth of match, (5) contractor recruiting and screening (6) decreasing credit requests, (7) building greater efficiency into all general support functions and (8) decreasing the cash conversion cycle through enhanced collections

OVERVIEW OF OPERATIONAL COMPONENTS & ACTION ITEMS:










          [CONFIDENTIAL TREATMENT REQUESTED FOR OVERVIEW OF OPERATIONAL
                           COMPONENTS & ACTION ITEMS]

                               REVENUE EXPECTIONS

Contractor Matching Operation
Transactional Model - Revenue Expectations
September 2002 - December 2003










           [CONFIDENTIAL TREATMENT REQUESTED FOR REVENUE EXPECTATIONS]

                                    EXHIBIT B
                              "EXCLUSIVE PERSONNEL"


AREA TRADE REPRESENTATIVES - SALES AND COLLECTIONS
********* *********

PRO-SERVICES

********* *********

                                    EXHIBIT C
                               "TRANSITIONAL PLAN"

OBJECTIVES:    To  transition  the   fulfillment  of  the  Contractor   Matching
               Operation from ***** to IMPV,  ***** shall implement and carryout the activities and steps of the Transition  Plan set forth herein so  that  upon  completion  of  the  Transition  Plan,  IMPV  has sufficient  knowledge,  capabilities  and training to perform the
               Contractor  Matching  Operation  without further  assistance from
               *****.  ***** will train IMPV Reps and Customer Support personnel how to (1) covert job leads into a quality  product by conducting verbal  confirmations,  (2) build  relationships with contractors and increasing  contractor  satisfaction,  (3) sell leads through
               automation   and  manually,   (4)  uncover  wins  from  both  the
               contractor and the homeowner, (5) increase the likelihood of optimized the sales opportunity through attaining depth of match,
               (6) recruit new contractors, (7) issues credits and decreasing the rate at which credits are being issued, (8) handle all support functions and build greater efficiency into all general support functions, and (9) collect revenue and decreasing the cash conversion cycle through enhanced collections. ***** will provide its own personnel and staff necessary for the execution and implementation of all activities and steps required by the Transition Plan. The scope of the Transition Plan will include but not be limited to the following:

DETAIL AROUND INITIATIVES TO BE TRANSITIONED:

     1.   CONVERTING  JOB LEADS  INTO A  QUALITY  PRODUCT  (VERBALLY  CONFIRMING
          LEADS)

          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************

     2.   BUILDING   RELATIONSHIPS  WITH  CONTRACTORS,   INCREASING   CONTRACTOR
          SATISFACTION AND SHAPING CRITICAL BEHAVIORS

          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************

     3.   SELLING LEADS THROUGH AUTOMATION AND MANUALLY AND DEPTH OF MATCH

          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************

     4.   UNCOVER WINS FROM BOTH THE CONTRACTOR AND THE HOMEOWNER

          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************

     5.   UNCOVER WINS FROM BOTH THE CONTRACTOR AND THE HOMEOWNER

          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************

     6.   RECRUIT NEW CONTRACTORS

          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************

     7.   ISSUING CREDITS

          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************

     8.   OPERATIONAL SUPPORT

          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************

                                    EXHIBIT D
                                 "IMPV NDA" IMPV

                  CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT

  THIS CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT (THIS "AGREEMENT") IS MADE
       AND ENTERED INTO AS OF THE _____ DAY OF ______________, 2002 BY AND
        BETWEEN IMPROVENET, INC. ("IMPV") AND ___________________________
                                 ("DISCLOSEE").

RECITALS:

     A. Disclosee desires to receive and/or have access to certain Confidential Information (as defined below) of IMPV for the sole use and benefit of Disclosee and no other person, and IMPV has agreed to provide such Confidential Information to Disclosee, subject to the terms and conditions set forth herein.

     B. Disclosee has entered into this Agreement in order to induce IMPV to provide Confidential Information and Disclosee acknowledges that receipt of and access to the Confidential Information constitutes valuable consideration to Disclosee.

     C. IMPV shall provide Disclosee with the Confidential Information and Disclosee shall keep (and shall cause to be kept) such Confidential Information confidential and shall not use or disclose such Confidential Information except in accordance with this Agreement.

AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties agree as follows:

     1. CONFIDENTIAL INFORMATION. "CONFIDENTIAL INFORMATION" shall mean any and all information (whether transmitted orally or in writing, electronic form or any other media) respecting IMPV which is or has been provided to Disclosee in furtherance of this Agreement, including, without limitation, any information relating to (i) the products, inventories, discoveries, patents, formulae, trade secrets, computer software or other technical information of ETECH, (ii) the marketing methods, business processes, names of vendors, names of customers, costs of materials, prices of products or services, lists or records, profits and losses or any other financial information of ETECH, (iii) names and compensation of employees or any other business information of ETECH, or (iv) any other information or data concerning the products, technology, operations, personnel, finances or business of ETECH (the "PROPRIETARY MATERIAL"). In addition, Confidential Information shall mean any and all information related to the present or future plans, prospective strategic alliances or mergers or acquisitions that IMPV may propose, discuss or negotiate with any other entity or party including the Proprietary Material of any other entity or party. Confidential Information shall not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by Disclosee, (ii) was in Disclosee's possession prior to disclosure by IMPV as shown by written records of Disclosee dated prior to the date of this Agreement, or (iii) becomes available to Disclosee from a source other than IMPV or its officers, directors, employees or agents, PROVIDED that such source is not under an obligation of confidence with respect to such information.

     2. CONFIDENTIALITY. Disclosee acknowledges and agrees that the Confidential Information is being provided for Disclosee's USE and information only and shall be made available only to Disclosee. Disclosee shall maintain in the strictest confidence and will not disclose to any third party, use or claim an interest in, any portion or at any time, the Confidential Information without the express prior written consent of IMPV, which consent may be granted or withheld in IMPV's sole discretion. Disclosee shall (i) not disclose to any person, at any time, that the Confidential Information has been made available to Disclosee until such fact becomes public information, (ii) not make copies of any Confidential Information except as authorized in writing by IMPV, (iii) upon IMPV's written request, promptly return to IMPV all Confidential Information provided hereunder, including all copies thereof and (iv) upon IMPV's written request, destroy all memoranda, documents, notes or other materials, including electronic copies thereof, prepared by Disclosee which make reference to, summarize or describe in any way any portion of the Confidential Information.

     3. INSIDE INFORMATION. Disclosee acknowledges that (i) the Confidential Information received hereunder may involve entities or parties whose securities are publicly traded, (ii) the Confidential Information received hereunder constitutes "MATERIAL NONPUBLIC INFORMATION" and (iii) by virtue of receiving such information from IMPV, Disclosee will be deemed to be an "INSIDER" for purposes of the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder. Accordingly, neither Disclosee, nor any of its officers, directors or employees who have access to Confidential Information, and the immediate family members of such individuals, shall purchase or sell or directly or indirectly recommend the purchase or sale (including tipping), on the basis of the Confidential Information received hereunder, of any securities issued by any such entities or parties for so long as this Agreement is in effect.

     4. INDEMNIFICATION. Disclosee shall indemnify and hold IMPV harmless from and against any loss, damage, liability or expense that may result from any third party actions or claims against IMPV arising out of or relating to a breach of this Agreement and will reimburse IMPV for all expenses (including attorneys' fees and costs of investigation) as incurred by IMPV in connection with any such action or claim.

     5. COURT ORDER. In the event Disclosee is requested or required by interrogatories, requests for information or documents, subpoena, summons, civil investigator demand or similar process (collectively, a "DEMAND") to disclose any Confidential Information, Disclosee shall promptly notify IMPV and tender to it defense of such Demand. Disclosee shall cooperate with IMPV (at IMPV's expense) in seeking an appropriate protective order prior to complying with any such Demand. Unless the Demand shall have been timely limited, quashed or extended, Disclosee shall thereafter be entitled to comply with such subpoena or other process to the minimum extent required by law.

     6. NO WARRANTY. IMPV makes no representation or warranty as to the accuracy or completeness of the Confidential Information being provided under this Agreement.

     7. SECURITY. Disclosee shall use its best efforts and implement appropriate security measures to safeguard and maintain the confidentiality of the Confidential Information. Access to Confidential Information by Disclosee's personnel shall be granted on a demonstrated need-to-know basis.

     8. INJUNCTIVE RELIEF COSTS AND EXPENSES. Disclosee acknowledges that a breach of this Agreement would cause IMPV to suffer irreparable harm for which monetary damages would be inadequate and impossible to ascertain. Accordingly, Disclosee agrees that, in addition to all other rights and remedies available at law and equity, IMPV shall be entitled to seek and obtain injunctive relief from any court of competent jurisdiction to prohibit the continuance or recurrence of any breach, or threatened breach, of this Agreement, Disclosee agrees that IMPV may recover all costs or expenses, including attorneys' fees, from Disclosee upon the successful enforcement of any rights of IMPV with respect to breach of this Agreement, whether such enforcement relates to monetary damages, injunctive relief or any other remedy permitted by law.

     9. SEVERABILITY. If any part of this Agreement is found to be invalid or unenforceable, that part will be amended to the least extent necessary to achieve as nearly as possible the same effect as the original provision, and the remainder of this Agreement will remain in full force and effect.

     10. AMENDMENT. This Agreement may be amended or modified only upon the written consent of the parties, which may be granted or withheld in the sole discretion of the parties. No oral waiver, amendment or modification will be effective under any circumstances.

     11. GOVERNING LAW. This Agreement will be governed and construed in accordance with the internal laws (and not choice of laws) of the State of Arizona.

     12. TERM. This Agreement shall become effective immediately upon the first disclosure of Confidential Information by IMPV to Disclosee and shall continue until the close of business on the third business day after all of the Confidential Information provided hereunder becomes available to the general public, regardless of whether such Confidential Information is still in Disclosee's possession or has been returned to IMPV.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        DISCLOSEE:

                                        ________________________________________


                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________


                                        IMPV:

                                        ImproveNet,Inc.


                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________